UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2018

CME GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31553	36-4459170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 930-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 21, 2018, CME Group Inc. (the “Company”) completed its previously announced public offering of $500,000,000 aggregate principal amount of 3.750% Notes due 2028 (the “2028 Notes”) and $700,000,000 aggregate principal amount of 4.150% Notes due 2048 (the “2048 Notes” and, together with the 2028 Notes, the “Notes”). The Notes were offered by the Company pursuant to its automatic shelf registration statement on Form S-3 (File No. 333-208334) and the prospectus included therein, filed with the Securities and Exchange Commission on December 4, 2015 and supplemented by the prospectus supplement dated June 14, 2018. The Company intends to use the net proceeds from the offering, together with cash on hand, to finance the payment of the cash consideration due in respect of its previously announced proposed cash and share acquisition of NEX Group plc (the “NEX Acquisition”) by the Company and CME London Limited, a wholly-owned subsidiary of the Company. The Company still expects the NEX Acquisition to close in the second half of 2018.

The Notes were issued under the Indenture, dated as of August 12, 2008 (the “Base Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the Eighth Supplemental Indenture, dated as of June 21, 2018, between the Company and the Trustee, with regard to the 2028 Notes (the “Eighth Supplemental Indenture”), and the Ninth Supplemental Indenture, dated as of June 21, 2018, between the Company and the Trustee, with regard to the 2048 Notes (together with the Eighth Supplemental Indenture, the “Supplemental Indentures” and, together with the Base Indenture, the “Indenture”).

The Underwriters offered the 2028 Notes and the 2048 Notes to the public at prices of 99.984% and 99.541% of the principal amount thereof, respectively. Interest is payable on the Notes on June 15 and December 15 of each year, commencing on December 15, 2018.

The Company may issue additional debt from time to time pursuant to the Indenture. The Indenture contains covenants that limit the Company’s ability to, among other things, incur certain liens securing indebtedness, engage in certain sale and leaseback transactions, and enter into certain consolidations, mergers, conveyances, transfers or leases of all or substantially all the Company’s assets. The Indenture also contains customary event of default provisions. In addition, upon the occurrence of certain change of control triggering events, the Company will be required to offer to repurchase the Notes at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest to, but excluding, the purchase date applicable to such Notes.

Prior to March 15, 2028, in the case of the 2028 Notes, and December 15, 2047, in the case of the 2048 Notes, the Company may redeem the Notes, at its option, at any time in whole or from time to time in part, at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) a make-whole amount as set forth in the Indenture, plus, in each case, accrued and unpaid interest on the Notes to be redeemed to, but excluding, the redemption date. Commencing on March 15, 2028, in the case of the 2028 Notes, and December 15, 2047, in the case of the 2048 Notes, the Company may redeem the Notes, at any time in whole or from time to time in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus, in each case, accrued and unpaid interest on the Notes to be redeemed to, but excluding, the redemption date.

If (i) the NEX Acquisition is not consummated on or before 11:59 p.m. (New York City time) on June 30, 2019 or (ii) the NEX Acquisition is withdrawn, terminated or lapses in accordance with its terms, the Company will be required to redeem all of the outstanding Notes at a redemption price equal to 101% of the aggregate principal amount of the Notes being redeemed, plus accrued and unpaid interest to, but excluding, the date of repurchase.

The foregoing descriptions of the Base Indenture, the Supplemental Indentures and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Base Indenture and the Supplemental Indentures (including the form of the Notes), which are filed or incorporated by reference as Exhibits 4.1, 4.2 and 4.3 hereto, respectively, and incorporated herein by reference. A copy of the opinion of Skadden, Arps, Slate, Meagher & Flom LLP relating to the legality of the issuance and sale of the Notes is attached as Exhibit 5.1 to this report.

U.S. Bank National Association has from time to time performed various services, including serving as trustee in connection with other issuances of debt securities and as a lender under the Company’s senior credit facility and the Chicago Mercantile Exchange Inc. clearing house facility, and may in the future perform various services, for the Company and its subsidiaries, for which it has received or will receive customary fees and expenses.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the Notes, the Indenture and the Supplemental Indentures is hereby incorporated by reference under this Item 2.03, insofar as it relates to the creation of a direct financial obligation.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Indenture, dated as of August 12, 2008, between CME Group Inc. and U.S. Bank National Association (incorporated by reference to Exhibit 4.1 to CME Group Inc.’s Current Report on Form 8-K filed with the SEC on August 13, 2008).

4.2	Eighth Supplemental Indenture (including the form of 3.750% Notes due 2028), dated as of June 21, 2018, between CME Group Inc. and U.S. Bank National Association.

4.3	Ninth Supplemental Indenture (including the form of 4.150% Notes due 2048), dated as of June 21, 2018, between CME Group Inc. and U.S. Bank National Association.

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

12.1	Ratio of Earnings to Fixed Charges.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CME Group Inc.

By:	/s/ Kathleen M. Cronin
Kathleen M. Cronin
Senior Managing Director, General Counsel and Corporate Secretary

Date: June 21, 2018